Pathfinder Focused Opportunities ETF
Schedule of Investments
May 31, 2026 (Unaudited)

COMMON STOCKS - 98.6%	Shares		Value
Communication Services - 23.4%
Alphabet, Inc. - Class C	13,630		$ 5,130,741
Netflix, Inc. (a)	49,529		4,260,484
Spotify Technology SA (a)	8,672		4,315,881
Universal Music Group NV - ADR	453,354		5,009,562
			18,716,668

Consumer Discretionary - 12.1%
Hermes International SCA - ADR	15,891		2,991,322
MercadoLibre, Inc. (a)	2,408		4,083,125
NIKE, Inc. - Class B	55,923		2,585,320
			9,659,767

Financials - 14.5%
Brookfield Corp.	83,396		3,802,024
Mastercard, Inc. - Class A	4,939		2,439,767
NU Holdings Ltd. - Class A (a)	217,307		2,853,241
Visa, Inc. - Class A	7,718		2,518,846
			11,613,878

Health Care - 18.3%
Eli Lilly & Co.	2,883		3,185,715
IDEXX Laboratories, Inc. (a)	7,264		4,093,482
Intuitive Surgical, Inc. (a)	5,503		2,336,794
UnitedHealth Group, Inc.	13,069		4,970,271
			14,586,262

Industrials - 14.9%
Ferrovial NV	67,664		4,601,829
QXO, Inc. (a)	206,480		3,561,780
Uber Technologies, Inc. (a)	52,827		3,719,021
			11,882,630

Information Technology - 15.4%
ASML Holding NV	2,908		4,689,906
Intuit, Inc.	8,974		2,975,150
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	11,017		4,610,064
			12,275,120
TOTAL COMMON STOCKS (Cost $82,838,075)			78,734,325

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 1.2%	Shares		Value
First American Treasury Obligations Fund - Class X, 3.56% (b)	964,766		964,766
TOTAL MONEY MARKET FUNDS (Cost $964,766)			964,766

TOTAL INVESTMENTS - 99.8% (Cost $83,802,841)			79,699,091
Other Assets in Excess of Liabilities - 0.2%		0.00186	148,499
TOTAL NET ASSETS - 100.0%			$ 79,847,590

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day annualized yield as of May 31, 2026.

Summary of Fair Value Disclosure as of May 31, 2026 (Unaudited)

Pathfinder Focused Opportunities ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of May 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$ 78,734,325	$ –	$ –	$ 78,734,325
Money Market Funds	964,766	–	–	964,766
Total Investments	$ 79,699,091	$ –	$ –	$ 79,699,091

Refer to the Schedule of Investments for further disaggregation of investment categories.